UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 3, 2015 (September 2, 2015)

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MINERCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

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NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Bering Drive
Suite 201
Houston, TX 77057
(Address of principal executive offices, including zip code.)

(888) 473-5150
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 2, 2015, Minerco Resources, Inc. ("Minerco") and MSF International, Inc. ("MSF") entered into a Mutual Release and Settlement Agreement for the Pledge and Security Agreement dated May 5, 2015. MSF pledged 50 shares, or approximately five percent (5%), of Level Beverage Company, Inc. ("Level 5") owned by MSF in exchange for a promissory note in the Amount of Six Hundred Eighty-Two Thousand Six Hundred Forty-Two US Dollars ($682,850).

RECITALS:

1.
On or about May 5, 2015, Minerco and MSF entered into a Pledge and Security Agreement (the “Pledge and Security Agreement”) for the acquisition of all of Minerco’s right, title and interest in the: (i) Chiligatoro Hydro-Electric Project and Minerco’s earned interest therein (ii) Iscan Hydro-Electric Project and Minerco’s 10% royalty interest therein; and (iii) Sayab Wind Project and Minerco’s 6% royalty interest therein (the “Assets”).

2.
In accordance with the terms of the Pledge and Security Agreement MSF issued to Minerco a Secured Promissory Note (the “Note”) in the Amount of Six Hundred Eight-Two Thousand Six Hundred Forty-Two US Dollars ($682,850) with interest accruing at the rate of 5% per annum and MSF agreed to assume Thirty-Two Thousand Six Hundred Forty-Two US Dollars ($32,642) of certain payables owed by Minerco.

3.
In accordance with the terms of the Pledge and Security Agreement MSF to Pledged as security of the payment of the Note a Security Interest in 50 shares of of common stock, or approximately five percent (5%), of Level 5 owned by MSF (the “Shares”).

4.
MSF has defaulted on its obligations under the Note and the parties hereto have agreed to satisfy the obligations owed under the Note with the Shares which were pledged under the Pledge and Securities Agreement on the terms agreed to herein.

5.
MSF owns the Shares pledged to Minerco that are being transferred and assigned to Minerco and that are the subject hereof free and clear of all liens, encumbrances, mortgages and pledges of every kind (collectively, "Claims”), MSF has the right to pledge and assign the Shares to Minerco, the Shares when assigned to Minerco will be free and clear of all Claims and MSF has not entered into any agreements for the sale, transfer or pledge of the Shares.

The foregoing description of the Mutual Release and Settlement Agreement is qualified in its entirety by reference to the full text of the Agreement, attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

On September 2, 2015, we executed an amendment to the exclusive employment agreement with V, Scott Vanis, our Chief Executive Officer, Secretary, President and Chairman of the Board of Directors. The Five Hundred Thousand (500,000) shares of Preferred B Stock, subsequently exchanged for Two Hundred Fifty Thousand (250,000) shares Preferred C Stock on January 7, 2015, shall vest as of July 31, 2017.

The foregoing description of the Amendment to Employment Agreement between V. Scott Vanis and the Company is qualified in its entirety by reference to the full text of the Agreement, attached as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

On September 2, 2015, we executed an amendment to the exclusive employment agreement with Sam J Messina III, our Chief Financial Officer, Treasurer and a member of the Board of Directors. The Five Hundred Thousand (500,000) shares of Preferred B Stock, subsequently exchanged for Two Hundred Fifty Thousand (250,000) shares Preferred C Stock on January 7, 2015, shall vest as of July 31, 2017.

The foregoing description of the Amendment to Employment Agreement between Sam J Messina III and the Company is qualified in its entirety by reference to the full text of the Agreement, attached as Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	Mutual Release and Settlement Agreement				X
10.2	Amendment to Employment Agreement with V. Scott Vanis dated September 2, 2015				X
10.3	Amendment to Employment Agreement with Sam J Messina III dated September 2, 2015				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINERCO RESOURCES, INC.

9/3/2015	By:	/s/ V. Scott Vanis

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